                                                                   EXHIBIT 10.29

                            FIFTH AMENDMENT TO LEASE
                            ------------------------
                         (VON KARMAN CORPORATE CENTER)

     THIS FIFTH AMENDMENT TO LEASE ("Fifth Amendment") is made and entered into as of the 4th day of December, 1998, by and between ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company ("Landlord") and INTERPLAY ENTERTAINMENT CORP., a Delaware corporation, as successor-in-interest to Interplay Productions ("Tenant").

                               R E C I T A L S :
                               ----------------

     A. AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation ("Original Landlord") and INTERPLAY PRODUCTIONS, a California corporation ("Interplay Productions") entered into that certain Office Building Lease dated as of September 8, 1995 (the "Original Lease") as amended by that certain First Amendment to Lease dated as of December 1, 1995 by and between Original Landlord and Interplay Productions ("First Amendment"), that certain Second Amendment to Lease dated as of January 5, 1996 by and between Original Landlord and Interplay Productions ("Second Amendment"), that certain Third Amendment to Lease dated as of June 30, 1997 by and between THE STANDARD FIRE INSURANCE COMPANY, a Connecticut corporation, as successor to Original Landlord ("Standard Fire") and Interplay Productions ("Third Amendment") and that certain Fourth Amendment to Lease dated as of July 29, 1998 by and between Landlord, as successor to Standard Fire, and Tenant ("Fourth Amendment"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space located in those certain buildings located and addressed at 16845 Von Karman Avenue ("Building Three"), 16815 Von Karman Avenue ("Building Four") and 16795 Von Karman Avenue ("Building Five") in Irvine, California (collectively, the "Buildings"). The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment may be referred to herein as the "Lease."

     B. By this Fifth Amendment, Landlord and Tenant desire to reduce the size of the space which Tenant is obligated to lease and to otherwise modify the Lease as provided herein.

     C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Original Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              A G R E E M E N T :
                              ------------------

     1.   The Existing Premises. Landlord and Tenant hereby agree that pursuant
          ---------------------
to the Lease, Landlord currently is obligated to lease to Tenant and Tenant currently is obligated to lease from Landlord (i) all of Building Four consisting of 50,379 rentable square feet (the "Building Four Space"), (ii) the entire second (2nd) floor of Building Five consisting of 27,490 rentable square feet as shown on Exhibit "A-II" to the Original Lease (the "Building Five Space"), and (iii) that certain space on the ground floor of Building Five defined as the "Expansion Space" in Section 3 of the Fourth Amendment. In addition, pursuant to Section 3 of the Fourth Amendment, until the "Phase 2 Effective Date" (as that term is defined in Section 3 of the Fourth Amendment), Tenant is obligated to lease certain space on the second (2nd) floor of Building Three containing approximately 11,479 rentable square feet (i.e., all of the "Building Three Space" (as that term is defined in Section 1 of the Fourth Amendment) other than the

"Phase 1 Surrender Space" (as that term is defined in Section 2 of the Fourth Amendment)). Finally, pursuant to Section 2 of the Fourth Amendment, Tenant is obligated to pay Monthly Base Rent and Operating Expense payments for the "Phase 1 Surrender Space" (as that term is defined in Section 2 of the Fourth Amendment) until December 31, 1998.

     2.   Reconfiguration of Expansion Space. Notwithstanding Section 3 of the
          ----------------------------------
Fourth Amendment, Landlord and Tenant have agreed that the "Expansion Space," as that term is defined in Section 3 of the Fourth Amendment, shall mean and refer to that certain space on the ground floor of Building Five consisting of 3,209 rentable (2,853 usable) square feet as shown on the floor plan attached hereto as Exhibit "A" and made a part hereof, and such space is not subject to modification. All other terms and conditions of Section 3 of the Fourth Amendment shall apply to Tenant's lease of such Expansion Space. Accordingly, effective upon the "Phase 2 Effective Date" (as that term is defined in Section 3 of the Fourth Amendment) the space leased by Tenant pursuant to the Lease, as amended by this Fifth Amendment, shall consist of the Building Four Space, the Building Five Space, and the Expansion Space for a total of approximately 81,078 rentable square feet (which total space may be collectively referred to herein as the "New Premises").


     3  Monthly Base Rent.  As a result of the decrease in the size of the
        -----------------
Expansion Space, Section 4.1 of the Fourth Amendment shall be deleted and this
Section 3 shall be substituted: Subject to the last sentence of this Section 3 below, Tenant's obligation to pay Monthly Base Rent shall remain unchanged until the "Phase 2 Effective Date," as that term is defined in Section 3 of the Fourth Amendment. However, effective as of the Phase 2 Effective Date, Monthly Base Rent for the "New Premises" (as that term is defined in Section 2 of this Fifth Amendment above) shall be as follow:

                                                                       Monthly Base Rent Per
              Period                       Monthly Base Rent           Rentable Square Foot
              ------                       -----------------           --------------------

Phase 2 Effective Date - 6/14/2001              $105,401.40                   $1.30

      6/15/2001 - 12/14/2003                    $109,455.30                   $1.35

      12/15/2003 - 6/14/2006                    $121,617.00                   $1.50

     Notwithstanding the foregoing provisions of this Section 3, Landlord and Tenant acknowledge that the foregoing chart assumes that the Phase 2 Effective Date shall occur on January 1, 1999. If, however, (i) the Phase 2 Effective Date occurs prior to January 1, 1999, then in addition to the Monthly Base Rent specified in this chart above, during the period from the Phase 2 Effective Date through and including December 31, 1998, Monthly Base Rent shall be increased by Fifteen Thousand Five Hundred Seventy and 10/100 Dollars ($15,570.10) per month (i.e., $1.30 per rentable square foot of the Phase 1 Surrender Space) and (ii) the Phase 2 Effective Date occurs after January 1, 1999, then Monthly Base Rent payable by Tenant from January 1, 1999 through and including the day immediately preceding the Phase 2 Effective Date shall be reduced by Fifteen Thousand Five Hundred Seventy and 10/100 Dollars ($15,570.10) per month.

     4.  Additional Monthly Base Rent.  In addition to the then Monthly Base
         ----------------------------
Rent payable by Tenant pursuant to Section 3 above, Monthly Base Rent payable by Tenant shall be increased as provided in Section 4.2 of the Fourth Amendment.

     5.  Tenant's Percentage Share and Base Year.  Notwithstanding anything to
         ---------------------------------------
the contrary in the Lease, effective upon the Phase 2 Effective Date, Tenant's Percentage shall be reduced to seventeen point nine six percent (17.96%). The Base Year shall remain the calendar year 1996 throughout the Term of Tenant's Lease (as amended by this Fifth Amendment).

     6.  Tenant Improvements.  Tenant Improvements in the Expansion Space shall
         -------------------
be installed and constructed in accordance with the terms of the Tenant Work Letter attached to the Fourth Amendment as Exhibit "B"; provided, however, that the "Expansion Space Allowance"

(as that term is defined in Section 2.1 of Exhibit "B" to the Fourth Amendment) shall be reduced to Thirty-Two Thousand Ninety Dollars ($32,090.00).

     7.  Parking.  Effective as of the Phase 2 Effective Date, the number of
         -------
unreserved parking passes which Tenant is entitled to use shall be reduced to three hundred twenty-four (324). Tenant's use of such parking passes shall be in accordance with, and subject to, all provisions of Section 32 of the Original Lease and the Rules and Regulations regarding parking contained in Exhibit "H" to the Original Lease.

     8.  Expansion Rights.  All terms and conditions of Section 8 of the Fourth
         ----------------
Amendment shall apply to Tenant's potential lease of the "First Offer Space," as that term is defined in Section 8 of the Fourth Amendment, except that Tenant's right of first offer shall not apply with respect to that certain space ("Fuscoe Space") consisting of approximately 13,179 rentable square feet located adjacent to the Expansion Space described in Section 2 of this Fifth Amendment above, until and unless Landlord's lease with Fuscoe terminates or expires, For purposes of the immediately preceding sentence, if Landlord and Fuscoe agree to renew or extend such lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, Tenant's right of first offer shall apply only after the expiration or earlier termination of such lease, as extended.

     9.  Effectiveness of this Fifth Amendment.  Notwithstanding anything to the
         -------------------------------------
contrary contained in this Fifth Amendment, in the event that Landlord and Fuscoe Engineering, Inc., a California corporation ("Fuscoe") do not fully execute an amendment to Fuscoe's existing lease in Building Five expanding Fuscoe's lease to include the Fuscoe Space, Landlord shall have the option, upon written notice to Tenant, to deem this Fifth Amendment null and void.

     10. Signing Authority.  Promptly after Tenant's execution of this Fifth
         -----------------
Amendment, Tenant shall provide to Landlord a copy of a resolution of the Board of Directors of Tenant authorizing the execution of this Fifth Amendment on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be in the form of Exhibit "B" or in some other form reasonably acceptable to Landlord.

     11. No Further Modification.  Except as set forth in this Fifth Amendment,
         -----------------------
all of the terms and provisions of the Lease shall apply and shall remain unmodified and in full force and effect and all references to the "Lease" shall refer to the Lease as amended by this Fifth Amendment.

     IN WITNESS WHEREOF, this Fifth Amendment has been executed as of the day and year first above written.

                              "Landlord":

                              ARDEN REALTY FINANCE IV, L.L.C.,
                              a Delaware limited liability company

                              By:  /s/ Victor J. Coleman
                                   --------------------------
                                   Victor J. Coleman
                                   Its:  President and COO

                              By:  /s/ Andrew J. Sobel
                                   ----------------------
                              Its: Executive Vice President & Assistant
                                   ------------------------------------
                                   Secretary
                                   ---------

                              "Tenant":

                              INTERPLAY ENTERTAINMENT CORP.,
                              a Delaware corporation

                              By:   /s/ Christopher J. Kilpatrick
                                    --------------------------------
                              Print Name: Christopher J. Kilpatrick
                                          --------------------------
                                    Its:  President
                                          --------------------------

                              By:   /s/ Steven "Chuck" Camps
                                    --------------------------------
                              Print Name: Steven "Chuck" Camps
                                          --------------------------
                                    Its:  Chief Operating Officer
                                          --------------------------

                                  EXHIBIT "A"
                                  -----------

                           OUTLINE OF EXPANSION SPACE
                           --------------------------

                                  EXHIBIT "B"
                                  -----------

                               CERTIFIED COPY OF
                         BOARD OF DIRECTORS RESOLUTIONS
                                       OF
                         INTERPLAY ENTERTAINMENT CORP.
                         -----------------------------

     The undersigned, being the duly elected Corporate Secretary of Interplay Entertainment Corp., a Delaware corporation ("Corporation"), hereby certifies that the following is a true, full and correct copy of the resolutions adopted by the Corporation by unanimous written consent in lieu of a special meeting of its Board of Directors, and that said resolutions have not been amended or revoked as of the date hereof.

     RESOLVED, that the Corporation, is hereby authorized to execute, deliver and fully perform that certain document entitled Fifth Amendment to Lease ("Amendment") by and between the Corporation and Arden Realty Finance IV, L.L.C., a Delaware limited liability company, for the lease of space at Von Karman Corporate Center, Irvine, California.

     RESOLVED FURTHER, that the Corporation is hereby authorized and directed to make, execute and deliver any and all, consents, certificates, documents, instruments, amendments, confirmations, guarantees, papers or writings as may be required in connection with or in furtherance of the Amendment (collectively with the Amendment, the "Documents") or any transactions described therein, and to do any and all other acts necessary or desirable to effectuate the foregoing resolution.

     RESOLVED FURTHER, that the following officers acting together:
_______________ as _____________ and ____________ as _______________ are
authorized to execute and deliver the Documents on behalf of the Corporation, together with any other documents and/or instruments evidencing or ancillary to the Documents, and in such forms and on such terms as such officer(s) shall approve, the execution thereof to be conclusive evidence of such approval and to execute and deliver on behalf of the Corporation all other documents necessary to effectuate said transaction in conformance with these resolutions.

Date:  _____________, 199_           ----------------------------------------
                                     ---------------, Corporate Secretary